UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2021

Morphic Holding, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38940	47-3878772
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

35 Gatehouse Drive, A2 Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 996-0955

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	MORF	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 2.02 Results of Operations and Financial Condition.

On March 1, 2021, Morphic Holding, Inc. (the “Company”) issued a press release announcing its financial results for the year ended December 31, 2020. A copy of the press release is attached as Exhibit 99.1 to this report.

The information in this Item 2.02, including Exhibit 99.1 to this report, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The information contained in this Item 2.02 and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any other filing under the Exchange Act or under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On March 1, 2021, the Company issued a press release announcing positive interim results from its single ascending dose (“SAD”) Phase 1 clinical trial of MORF-057.

In the Phase 1 SAD trial, MORF-057 was well tolerated in all 5 cohorts receiving MORF-057 in single doses ranging from 25 mg to 400 mg with no serious adverse events (SAEs) and no significant lab abnormalities in any subject. In the study, MORF-057 exhibited a generally dose proportional and predictable pharmacokinetic profile. The key pharmacodynamic measurement in the trial was receptor occupancy (RO), which indicated the percentage of α4β7 bound by MORF-057 at 12 hours after the dose. MORF-057 achieved greater than 95% mean α4β7 RO across the three highest dose cohorts, including the observation of >99% RO in subjects in each cohort, except the lowest dose cohort. These single dose data provide conviction that MORF-057 will be able to maintain saturating levels of receptor occupancy following twice daily oral administration. MORF-057 was specifically designed to be highly selective for α4β7 and not α4β1, a related integrin. Notably, the Company did not observe quantifiable levels of α4β1 RO in the study.

The clinical trial is currently enrolling two additional groups in the MORF-057 Phase 1 program: a multiple ascending doses (“MAD”) study evaluating three dose cohorts of MORF-057 as well as a concurrent food-effect study in both fed and fasting states. The Company expects to present the full data set from the MORF-057 Phase 1 clinical trial at an appropriate medical meeting in mid-2021 after completion of the MAD and food effect portions of MORF-057’s clinical program.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements contained herein that do not describe historical facts, including, but not limited to: Morphic’s plans to develop and commercialize oral small-molecule integrin therapeutics, the execution of the Phase 1 clinical trial as designed, any expectations about safety, efficacy, timing and ability to commence or complete clinical studies and to obtain regulatory approvals for MORF-057 and other candidates in development, and the ability of MORF-057 to treat inflammatory bowel disease or related indications. Such risks and uncertainties include, among others, the risks identified in Morphic’s filings with the Securities and Exchange Commission (“SEC”), including its Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2020, filed with the SEC on November 9, 2020, and subsequent filings with the SEC. Any of these risks and uncertainties could materially and adversely affect Morphic’s results of operations, which would, in turn, have a significant and adverse impact on Morphic’s stock price. Morphic cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. Morphic undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date they were made or to reflect the occurrence of unanticipated events.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press release issued by Morphic Holding, Inc. regarding its financial results for the year ended December 31, 2020, dated March 1, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORPHIC HOLDING, INC.

Date: March 1, 2021	By:	/s/ Marc Schegerin
Marc Schegerin
Chief Financial Officer and Chief Operating Officer